Exhibit 99.1

Investor Presentation – February 2016

Forward Looking Statements We are in a quiet period with respect to our fourth quarter and full year 2015 results. As a result, we will not be commenting on nor will we be responding to questions regarding results for those periods during this presentation. Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and information that is known to us as of February 9, 2016. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 7-15 of the 2014 Form 10-K filed on February 27, 2015, and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (510) 628-4021; or by accessing them on the web at http://www.matson.com.

Matson Today: Connecting the Pacific

Investment Highlights Leveraging the Matson brand and network into growth opportunities Well maintained fleet with leading on-time vessel arrivals Fastest transit and cargo availability creates 5 to 10 day advantage and premium rates for China service Dedicated terminals with best in class truck turns Varied and ample equipment fleet across locations to meet customer needs World class operator and premium service provider Leading U.S. carrier in the Pacific providing lifeline to economies of Hawaii, Alaska and Guam Leading market share in attractive niche markets with multi-decade customer relationships Dual head-haul economics on China service Unique network connecting the Pacific Financial strength to pay down debt, invest in fleet renewal, pursue strategic opportunities and return capital to shareholders Significant cash flow generation Investment grade credit metrics Strong balance sheet

Multiple Growth & Value Catalysts Hawaii Volume Growth Unmatched Premium Service from China Alaska Acquisition & Integration Logistics and SSAT improvements Delivery of new Aloha class vessels in 2H-2018

Market and Service Leader to Hawaii

- Matson is the leading carrier into Oahu and Neighbor Islands, providing "just-in-time" supply lifeline
  - 5 weekly USWC departures
  - 3 or 4 weekly Honolulu arrivals
- 10-ship fleet deployment offering most frequent and reliable service
  - Matson deploys ~70% of weekly containership capacity to Honolulu
  - Only containership service from Pacific Northwest and only direct containership service from Oakland
- Competitor deployment changes in June 2015
  - Withdrew from Pacific Northwest
  - No longer offers Oakland direct service
  - Added second call in LA/Long Beach

Matson's 10-Ship Deployment



Seattle
Oakland
2 ships
3 ships
5 ships
LA/ Long Beach
Honolulu

Competitor's 5-Ship Deployment



Seattle
Oakland
LA/ Long Beach
San Diego
Honolulu

MATX LISTED NYSE
Investor Presentation | February 2016 – Slide 6
Matson.

Utilization of Jones Act ships in round trip dual head-haul revenue model Weekly 5 ship string connecting 3 ports in China to LA / Long Beach Matson’s expedited service results in 5 to 10 day competitive advantage and premium rates During USWC labor disruption service advantage was as much as 3 weeks Attracts high value, time sensitive cargo Unique Expedited China Service (CLX) Shanghai Ningbo Xiamen LA/ Long Beach

Matson’s China Service Differential from Shanghai International Service Matson CLX Service Matson Advantage Receiving: Customs Declaration and Terminal Cut-off Times 2 to 4 days 1 to 2 days 1 to 2 days Transit: Vessel Speed and Last Call vs Other Port Calls 13 to 15 days 10 days 3 to 5 days Discharge: Dedicated Terminals and Smaller Vessels to Unload 2 to 4 days 1 day 1 to 3 days Total Time 17 to 23 days 12 to 13 days 5 to 10 days Matson’s Premium Service Vessels Run at 21 knots Dedicated West Coast Terminals Efficient Terminal Operations Smaller Vessels to Load and Unload Late Receiving Times in China

Guam a Critical Link in CLX Network Configuration Connections from Oakland and Pacific Northwest to Guam via Honolulu Volume in Guam remains stable; approximately 75% of Guam cargo is sourced from the U.S. On 8/29/15, the Department of the Navy signed the Record of Decision for relocating U.S. Marine Corps forces to Guam Approximately 5,000 Marines plus 1,300 dependents by 2022 Competitor launched a bi-weekly U.S. flagged service to Guam at beginning of 2016 Expect service to be 9-10 days slower than Matson’s direct service Matson serves Micronesia through connecting carrier agreements with regional carriers Guam & Micronesia Service

Alaska Service

- Similarities with Hawaii Market
  - Remote, non-contiguous economy dependent on reliable container service as part of vital supply lifeline
  - A market that values premium service
  - Loyal customer base; ~80% overlap with Matson's Hawaii customers
- Long-term Stable Revenue Profile
  - Northbound volume represents ~75% of total
  - Southbound volume more seasonal, driven by seafood industry
- Kodiak and Dutch Harbor operations are strategic
  - Critical lifeline to these communities
  - Important terminal and slot charter services for Maersk and APL

Matson's 3-Ship Deployment


2X Weekly
Anchorage
2X Weekly
Kodiak
1X Weekly
Dutch Harbor
Tacoma

Competitor's 2-Ship Deployment


Anchorage
Kodiak
Dutch Harbor
Tacoma

MATX LISTED NYSE
Investor Presentation | February 2016 – Slide 10
Matson.

Matson’s 35% interest in leading U.S. West Coast terminal operator Contributed assets and terminal leases to JV in 1999 Terminals remain dedicated to Matson Services Vessel stevedoring, terminal services, container equipment maintenance, chassis pools, on-dock Rail Reduced Matson’s capital investment Terminal leases Cranes Controls cost and improves productivity Economies of scale Convert fixed cost to variable Maintains superior service Key to schedule integrity Exposure to Pacific Rim growth SSAT Joint Venture Terminals SSAT Market Share* Long Beach / LA 2 10% Oakland 2 45% Seattle / Tacoma 2 20% * Approximate SSAT terminal lifts as a percentage of all terminal lifts by location

Matson Logistics A National Network of Integrated Services Leverages Matson brand Scalable model with high ROIC Improving results Warehouse operating improvements Returned operating margins to 2 - 4% target range Focus Organic growth as a national provider of integrated logistics solutions Pursue growth in freight forwarding and NVOCC services in China consolidation Consider disciplined acquisitions to expand service offering Domestic & International Intermodal Highway TL and LTL Warehousing & Distribution China Supply Chain Services

Matson’s Performance since Separation See the Appendix for a reconciliation of GAAP to non-GAAP for Financial Metrics Free cash flow per share = Net cash flow from operations less capital expenditures divided by diluted shares outstanding As of 9/30/15 As of 9/30/15

Cash Generation and Uses of Cash LTM = Last twelve months ended September 30, 2015 Does not include $6.6 million in other uses of cash Based on total cash consideration (including common shares, warrants, repaid debt, accrued interest and breakage fees)

Summary Remarks Hawaii Expect to benefit from continued market growth and a stronger market position Alaska Integration progressing well Low energy prices create near-term economic headwinds China International market continues to be chronically oversupplied with freight rates near historic lows Expect Matson’s highly differentiated service to continue achieving a substantial premium to international ocean freight rates Guam U.S. Marine relocation provides a longer-term positive container volume trend Expect to lose some volume to competitor entering trade in early 2016 Overall, we continue to expect strong cash flow generation to support: Debt pay down Fleet and equipment investments Return of capital via quarterly dividend and share repurchase program

Addendum

Condensed Statement of Income Key Items Total revenue increased 23.2% Operating margin increased to 13.2% from 10.2% (in $ millions) 3Q15 3Q14 Operating Revenue Ocean Transportation $444.8 $329.5 Logistics 99.5 112.3 Total operating revenue 544.3 441.8 Costs and Expenses Operating costs 424.8 363.8 Selling, general and administrative 52.2 36.1 Equity in (income) loss from terminal joint venture (4.5) (3.1) Total operating costs and expenses 472.5 396.8 Operating Income 71.8 45.0 Interest expense (4.7) (4.4) Income tax expense (25.6) (19.1) Net Income $41.5 $21.5 Diluted Earnings Per Share ($/share) $0.94 $0.50 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Condensed Balance Sheet Assets (in $ millions) 9/30/15 12/31/14 Cash and cash equivalents $ 25.5 $ 293.4 Other current assets 322.8 226.1 Total current assets 348.3 519.5 Investment in terminal joint venture 68.2 64.4 Property and equipment, net 839.9 691.2 Capital Construction Fund deposits 11.7 27.5 Intangible assets, net 140.9 2.5 Goodwill 248.3 27.4 Other assets 79.4 69.3 Total assets $1,736.7 $1,401.8 Liabilities & Shareholders’ Equity (in $ millions) 9/30/15 12/31/14 Current portion of long-term debt $ 22.2 $ 21.6 Other current liabilities 275.9 201.9 Total current liabilities 298.1 223.5 Long term debt 459.3 352.0 Deferred income taxes 336.7 308.4 Other long-term liabilities 154.6 154.1 Multi-employers withdrawal liabilities 56.9 - Total long term liabilities 1,007.5 814.5 Shareholders’ equity 431.1 363.8 Total liabilities and shareholders’ equity $1,736.7 $1,401.8 Liquidity and Debt Levels Total debt of $481.5 million, Net debt of $444.3 million Net debt to LTM EBITDA of 1.5x On October 1, 2015 issued $75 million of 30-year senior unsecured notes at 3.92% Revolver balance at September 30, 2015 was $118 million Reduced to $43 million after $75 million notes issued on October 1, 2015 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Matson’s Operating Income and EBITDA LTM = Last Twelve Months ended September 30, 2015 More detailed information is available in previously filed Form 10-Ks and 10-Qs $ millions

Ocean Transportation Operating Income Operating Income Operating Margin 10-year Average Annual Operating Income: $103.8 million $ millions Adjusted Operating Income Operating Margin LTM = Last Twelve Months ended September 30, 2015 More detailed information is available in previously filed Form 10-Ks and 10-Qs $128.0 $105.6 $126.5 $105.6 $57.8 $118.3 $73.7 $96.6 $94.3 $131.1 $190.5 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $0 $50 $100 $150 $200 $250 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 LTM

Logistics Operating Income Operating Income Operating Margin 10-year Average Annual Operating Income: $10.9 million $ millions Operating Income Operating Margin LTM = Last Twelve Months ended September 30, 2015 More detailed information is available in previously filed Form 10-Ks and 10-Qs $14.4 $20.8 $21.8 $18.5 $6.7 $7.1 $4.9 $0.1 $6.0 $8.9 $9.3 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $5 $10 $15 $20 $25 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 LTM

Pre-Tax Income (Loss) SSAT Investment 10-year Average Annual Pre-tax Income: $8.2 million $ millions LTM = Last Twelve Months ended September 30, 2015 More detailed information is available in previously filed Form 10-Ks and 10-Qs $17.1 $13.3 $10.7 $5.2 $6.2 $12.8 $8.6 $3.2 - $2.0 $6.6 $14.3 -$5 $0 $5 $10 $15 $20 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 LTM

Matson’s Jones Act Fleet Deployment Vessel Name Type Built Capacity (TEU) Capacity (Autos) Schedule MAUI Container (SS) 1978 1,644 SEA/OAK/HON MANOA Container 1982 2,824 SEA/OAK/HON MOKIHANA Container/Ro-Ro 1983 1,994 1,323 LA/HON MATSONIA Container/Ro-Ro (SS) 1973 1,727 450 OAK/HON MAHIMAHI Container 1982 2,824 OAK/LA/HON MANULANI Container 2005 2,378 LA/HON/GUAM/CHINA MANUKAI Container 2003 2,378 LA/HON/GUAM/CHINA MAUNAWILI Container 2004 2,378 LA/HON/GUAM/CHINA MAUNALEI Container 2006 1,992 LA/HON/GUAM/CHINA R.J. PFEIFFER Container 1992 2,245 LA/HON/GUAM/CHINA ANCHORAGE Container 1987 1,668 TAC/ANC/KOD/DH KODIAK Container 1987 1,668 TAC/ANC/KOD/DH TACOMA Container 1987 1,668 TAC/ANC/KOD/DH CONSUMER Container (SS) 1971 1,690 Reserve KAUAI Container (SS) 1980 1,644 Reserve LIHUE Container (SS) 1971 2,018 Reserve PRODUCER Container (SS) 1974 1,680 Reserve NAVIGATOR Container (SS) 1972 2,250 Reserve (SS) = Steamship

Fleet Renewal

- Two 3600 TEU dual fuel, LNG capable containerships from Aker Philadelphia
  - Contract price $418 million
  - Optimized speed to ensure cargo reliability
  - Additional 45-foot capacity and reefer outlets
  - Cell guide spacing (constr. materials)
  - Neighbor Island accessible

Construction Milestones	
2015	Steel Cutting
	Keel Laying
2016	Continuous construction of blocks
2017	Install main engine
2018	Delivery Daniel K. Inouye
	Delivery Hull #030

- Significantly lowers cost per TEU in Hawaii fleet
  - Carry higher freight volumes with fewer vessels deployed
  - ~30% lower fuel consumption per TEU using conventional fuel oils
  - Lower crewing, maintenance & repair, and dry-docking costs


GREEN
TECH
Matson
DOUBLE
HULL
LNG
CAPABLE

MATX LISTED NYSE
Investor Presentation | February 2016 – Slide 24
Matson.

Addendum – Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA.

GAAP to Non-GAAP Reconciliation (As of September 30, 2015) NET DEBT RECONCILIATION $ 481.5 Less: Cash and cash equivalents (25.5) Cash on deposit in Capital Construction Fund (11.7) $ 444.3 EBITDA RECONCILIATION Change $ 41.5 $ 21.5 $ 20.0 $ 104.2 Add: Income tax expense 25.6 19.1 6.5 77.7 Add: Interest expense 4.7 4.4 0.3 17.9 Add: Depreciation and amortization 23.3 17.2 6.1 75.5 Add: Drydock amortization 5.7 5.4 0.3 21.9 $ 100.8 $ 67.6 $ 33.2 $ 297.2 Add: Acquisition related SG&A in excess of run-rate target 10.0 - 10.0 23.5 Add: Molasses settlement - - - 11.4 EBITDA (before Acquisition SG&A and Molasses Settlement) $ 110.8 $ 67.6 $ 43.2 $ 332.1 Change $ 76.4 $ 43.0 $ 33.4 Add: Income tax expense 60.4 34.6 25.8 Add: Interest expense 13.6 13.0 0.6 Add: Depreciation and amortization 58.5 52.0 6.5 Add: Drydock amortization 16.8 16.0 0.8 $ 225.7 $ 158.6 $ 67.1 Add: Acquisition related SG&A in excess of run-rate target 23.5 - 23.5 Add: Molasses settlement 11.4 - 11.4 EBITDA (before Acquisition SG&A and Molasses Settlement) $ 260.6 $ 158.6 $ 102.0 Net Income EBITDA (1) Nine Months Ended September 30 (In millions) 2015 2014 Months Last Twelve September 30, Total Debt: (In millions) EBITDA (1) September 30 2015 2014 Net Income 2015 (In millions) Net Debt Three Months Ended

GAAP to Non-GAAP Reconciliation (in $ millions) 2014 2013 2012 2011 Net Income 70.8 53.7 45.9 34.2 Subtract: Income (loss) from discontinued operations - (6.1) (11.6) Add: Income tax expense 51.9 32.2 33.0 25.1 Add: Interest expense 17.3 14.4 11.7 7.7 Add: Depreciation & amortization 69.0 69.0 72.1 71.6 Add: Deferred dry-docking amortization 21.1 22.0 23.3 22.7 EBITDA $230.1 $191.3 $192.1 $172.9 (in $ millions) 2005 2006 2007 2008 2009 2010 Segment Operating Income Excluding Discontinued Ops 142.6 126.8 148.0 124.1 64.5 125.4 Segment Depreciation and Amortization 60.9 59.6 65.2 68.5 70.6 70.8 Deferred Dry-docking Amortization 7.9 8.5 11.5 14.2 17.5 19.6 EBITDA 211.4 194.9 224.7 207.2 152.5 215.6 More detailed information is available in previously filed Form 10-Ks and 10-Qs